Equitable Financial Life Insurance Company of America

Supplement dated January 25, 2023 to the current Prospectus for Investment Edge® 21

This Supplement adds and modifies certain information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. We will send you another copy of any prospectus without charge upon request. Please contact the customer service group.

This Supplement describes a payment program for qualified structured settlements (the “Settlement Edge Qualified Program” or “Qualified Program”). The Settlement Edge Qualified Program is designed to fund certain qualified assignment and release agreements and provides at contract issuance a fixed and determinable schedule of payments which will pay out the entire account value over a set period specified at contract issuance. This Supplement contains important information that you should know before electing the Qualified Program. You should carefully read this Supplement in conjunction with your Prospectus before making your decision to elect the Qualified Program under the Investment Edge® 21 contract.

The Settlement Edge Qualified Program requires the purchase of the Investment Edge® series of the non-qualified contract and the election of a payment program or other payout option that satisfies the Qualified Assignment and Release Agreement. Because they represent payments on account of damages for personal physical injury or sickness, the payments under the Qualified Program are not taxable.

Qualified Program Requirements. The Settlement Edge Qualified Program has the following additional requirements:

•	The owner of the contract must be a non-natural person and an assignment company.

•	The annuitant must be an individual (joint annuitants are not allowed) who has entered into a Qualified Assignment and Release Agreement with the owner.

•	The owner must purchase the Investment Edge® series of the contract and elect the Qualified Program. The owner must also elect the standard form of Income Edge payment program (“Income Edge” or “payment program”) or other acceptable payout and provide all of the necessary information for the payment program or payout including, but not limited to, the payment period, payment frequency and the date payments under the payment program will start (e.g., the payment start date). Once elected, the payment period, payment frequency, and payment start date cannot be changed.

•	The payment program or payout must satisfy the terms of the Qualified Assignment and Release Agreement.

•	The annuitant must be the sole payee and the payee must receive the payments under the payment program.

•	The right to receive program payments cannot be assigned and program payments will only be paid to the named payee.

Qualified Program Additional Restrictions. Upon election of the Qualified Program, the following limitations on the contract and/or Income Edge payment program apply:

•	The Return of Premium Death Benefit cannot be elected.

•	Subsequent contributions are not allowed.

•	Transfers among the investment options are limited to once per calendar quarter.

•	Partial withdrawals are not allowed.

•	Rebalancing and Dollar Cost Averaging are not available.

•	Only the Single Election Method under the Income Edge payment program is available.

•	You cannot cancel the payment program or payout.

Qualified Program Waivers. Upon election of the Qualified Program the following waivers apply:

•	All minimum age requirements for the contract and payment program are waived.

•	All minimum account value requirements for the payment plan are waived.

•	The payment plan restriction that the payment start date be no more than one payment mode away from the date on which you elect Income Edge is waived.

•	The payment plan minimum payment period is waived.

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